Exhibit 99.2
SUPPLEMENTAL FINANCIAL DATAQ2 2022

# Disclaimer

READY CAPITAL.

This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information.

This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates.

All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2022, unless otherwise noted.

2

3Second Quarter 2022 Results Net income of $59.0 million1, or $0.47 per common share Distributable earnings of $60.1 million1, or $0.48 per common shareDeclared dividend of $0.42 per common share Earnings / Dividends Return on Equity2of 12.8%Distributable Return on Equity3of 13.1%Dividend Yield4of 14.1% Returns CREoriginationsandacquisitionsof$1.2billionSBAloanoriginationsof$128.8millionResidentialmortgageloanoriginationsof$746.4million Loan Originations5/ Acquisitions1.Before dividends on preferred securities and inclusive of non-controlling interest2.Return on equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period3.Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings4.Q2 dividend yield for the period is based on the 6/30/2022 closing share price of $11.925.Represents fully committed amounts

# Second Quarter 2022 Results (continued)

READY CAPITAL

| | |
|---|---|
| Current Liquidity | ▪ Total liquidity of $238 million[1] including cash, anticipated proceeds from liquidations and committed advances |
| Capital Markets | ▪ Closed a $754.2 million commercial mortgage collateralized loan obligation, consisting of 25 first-lien floating rate loans originated by RC<br>▪ Closed a $276.8 million fixed rate securitization with a 4.8% weighted average cost of debt<br>▪ Closed a $120.0 million offering of 6.125% Senior Unsecured Notes due 2025<br>▪ Issued $80.0 million in aggregate principal amount of 7.375% Senior Unsecured Notes due 2027 |
| Balance Sheet | ▪ Net book value per share of $15.28 per common share<br>▪ Total leverage of 4.9x and recourse leverage ratio of 1.5x[2] |
| Geographic Expansion | ▪ Entered into a joint venture with pan-European commercial real estate lending platform Starz Real Estate, with the goal of originating approximately €300 million in senior commercial real estate loans in Europe over the next two years |

1. Liquidity balance as of July 29, 2022
2. Recourse leverage ratio excludes $1.4 billion of secured borrowings that are non-recourse to the Company.

4

Return on Equity

Segment	Levered Yield [1]	Distributable Levered Yield [1]	Equity Allocation
SBC Lending and Acquisitions	12.2 %	12.2 %	90.6 %
Small Business Lending	35.3 %	35.3 %	4.4 %
Residential Mortgage Banking [3]	12.5 %	12.5 %	5.0 %

	GAAP ROE [2]		Distributable ROE [2]	
	Q2'22	Q1'22	Q2'22	Q1'22
Segments	13.3 %	20.4 %	13.3 %	14.4 %
Corporate leverage, net of non-earning assets	3.9	7.3	3.9	4.0
Gross return on equity	**17.2 %**	**27.7 %**	**17.2 %**	**18.4 %**
Realized & unrealized gains, net	1.3	4.9	1.3	4.9
Loan loss provision	1.0	(0.4)	0.5	0.1
PPP revenue, net of direct expenses	5.9	5.3	5.9	5.3
Non-recurring gains, losses and expenses [4]	(0.5)	(2.1)	-	-
Operating expenses	(8.1)	(10.7)	(7.6)	(10.5)
Investment advisory fees	(1.2)	(0.9)	(1.2)	(0.9)
Provision for income taxes	(2.3)	(5.2)	(2.5)	(3.1)
Dividends on preferred stock	(0.5)	(0.6)	(0.5)	(0.6)
Return on equity	**12.8 %**	**18.0 %**	**13.1 %**	**13.6 %**

1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the "Distributable Earnings Reconciliation" slide.
3. ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.
4. Non-recurring gains, losses and expenses before applicable tax expenses

5

Diversified, Complementary, & Scalable Platforms

READY CAPITAL.

PORTFOLIO BREAKDOWN[1]



11%
62%
5%
1%
9%
9%
3%
Fixed rate/CMBS
Bridge
Construction
Freddie Mac
Other 3
Small Business Lending
Residential Mortgage Banking

REVENUE BREAKDOWN[2] *($ in thousands)*



$40,000
$30,000
$20,000
$10,000
$0
$9,185
$38,698
$10,000
$7,901
$10,601
$34,750
$16,049
Fixed rate/ CMBS
Bridge
Construction
Freddie Mac
Other 3
Small Business Lending
Residential Mortgage Banking

1. Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables.
2. Based on QTD Distributable Earnings including interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. Loans with the "Other" classification are generally SBC acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories

6

# SBC and SBA Investment by Platform

READY CAPITAL

QUARTERLY INVESTMENT ACTIVITY[1]



$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,250.0
$807.2
$240.5
$53.6
$148.7
$1,419.3
$31.4
$168.0
$730.4
$240.3
$104.9
$144.3
$2,405.2
$29.0
$1,529.2
$613.1
$98.2
$135.7
$2,301.1
$5.2
$1,936.6
$197.4
$60.9
$101.0
$1,348.4
$1.5
$955.2
$257.0
$5.9
$128.8
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
SBA
Fixed Rate/CMBS
Freddie Mac
Bridge
Acquired
Other

1. Origination volumes are based on fully committed amounts in millions

7

SBC Lending and Acquisitions

READY CAPITAL.

PRODUCT TYPE	LOAN COUNT(1)	UPB	BOOK VALUE	WA LTV	WA COUPON	FIXED/FLOAT(2)	60+ Days Past Due
	2,446	**$9.40B**	**$9.32B**	**64.9%**	**5.2%**	**16.5 / 83.5%**	**2.9%**
FIXED RATE(5)	*274*	*$1.02B*	*$1.02B*	*60.8%*	*5.0%*	*99.3 / 0.7%*	*3.1%*
BRIDGE	*599*	*$7.09B*	*$7.01B*	*69.2%*	*4.7%*	*0.8 / 99.2%*	*1.3%*
CONSTRUCTION	*24*	*$588M*	*$594M*	*56.5%*	*11.4%*	*28.0 / 72.0%*	*18.7%*
OTHER(6)	*1,549*	*$701M*	*$693M*	*33.9%*	*5.5%*	*44.7 / 55.3%*	*5.3%*

CURRENT QUARTER HIGHLIGHTS

- Bridge loan originations of $955.2 million at average spread of plus 404bps
- SBC money up pipeline of $770.7 million, including $435.9 million funded in July
- 84% of the SBC portfolio is floating rate with average floors of 59 bps
- Average spread of 480 bps in current pipeline

GROSS LEVERED YIELD



15%
10%
5%
0%
3.0%
10.4%
2.2%
10.1%
2.0%
10.3%
1.3%
11.5%
0.9%
11.3%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Income on joint venture investments and gains on loans, held for sale 3
Gross levered yield (ex. gains) 4

1. Excludes joint venture investments
2. 75% of fixed rate loans match funded
3. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation
4. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs
5. Includes originated SBC floating rate loans that are included in our RCMT securitization and therefore, categorized as Fixed/CMBS
6. Loans with the "Other" classification are generally SBC acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories

8

Small Business Lending

READY CAPITAL.

LOAN COUNT	UPB	BOOK VALUE	WA LTV	WA COUPON	FIXED/FLOAT	60+ Days Past Due
2,117	$590M	$551M	89.1%	5.5%	0.3 / 99.7%	1.2%

CURRENT QUARTER HIGHLIGHTS

- SBA net sales premiums peaking at 14.7% and averaging 9.6% net
- $128.8 million of SBA loan originations, including $18.2 million of small balance loan originations.
- Current money up pipeline of $235.7 million, including $29.1 million funded in July

GROSS LEVERED YIELD



100%
80%
60%
40%
20%
0%
80.6%
18.6%
55.4%
20.7%
33.2%
16.5%
25.7%
17.6%
27.6%
15.2%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022 3
Gross levered yield (ex. gains) 1
Gains on loans, held for sale 2

1. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs
2. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation
3. Excludes impairment

9

Loan Portfolio Composition

READY CAPITAL.

PROPERTY TYPE[1]



9%
6%
7%
9%
SBC Lending and Acquisitions
69%
Multi-family
Mixed-use
Retail
Office
Other Investments



41%
21%
Small Business Lending
14%
10%
14%
Lodging
Retail
Doctors
Eating Place
Other

GEOGRAPHY[1]



20%
48%
SBC Lending and Acquisitions
11%
7%
7%
7%
Texas
California
Arizona
Florida
Georgia
Other



16%
Small Business Lending
12%
54%
8%
5%
5%
California
Texas
Florida
Washington
Georgia
Other

1. Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities

10

SEGMENT SNAPSHOT

Residential Mortgage Banking

READY CAPITAL.

QUARTERLY ORIGINATIONS UPB $746.4M


22%
Production
by Purpose
78%
Purchased
Refinanced


22%
41%
Production
by Platform
37%
Retail
Correspondent
Wholesale

QUARTERLY SALES UPB $776.4M


2%
26%
Sales
by Investor
72%
Fannie/Freddie
Ginnie Mae
Other

MSR PORTFOLIO UPDATE *($ in billions)*


$12
$10
$8
$6
$4
$2
$0
4.0%
3.5%
3.0%
2.5%
2.0%
3.5%
3.4%
3.4%
3.3%
3.4%
$10.4
$10.7
$11.0
$11.4
$11.7
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
UPB
WAC

11

# Loan Portfolio – Risk Rating

## RISK RATING DISTRIBUTION



100%
80%
60%
40%
20%
0%
91%
88%
4%
5%
2%
5%
3%
2%
1 & 2
3
4
5
SBC
SBA

## AVERAGE RISK RATING



1.75
1.70
1.65
1.60
1.55
1.50
1.45
1.40
1.35
1.30
1.72
1.69
1.62
1.71
1.51
1.68
1.47
1.63
1.48
1.70
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
SBC
SBA

## CRITERIA

**BUCKET 1:**
Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses.

**BUCKET 2:**
Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses.

**BUCKET 3:**
Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked.

**BUCKET 4:**
Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period.

**BUCKET 5:**
Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

12

READY CAPITAL.

Debt- Leverage


Debt Balance
Leverage Ratio
PPPLF
$428
0.2x
Securitized Debt Obligations
$4,534
2.4x
Non-Recourse Secured Borrowings
$1,393
0.7x
Recourse Secured Borrowing
$1,820
1.0x
Corporate Debt
$1,022
0.5x

- Recourse leverage ratio of 1.5x
- Total leverage of 4.9x
- Full market to market liabilities and credit mark to market liabilities represent 17% and 11% of total debt, respectively

Recourse Leverage by Reporting Segment[1] *($ in millions)*


$1,500
$1,000
$500
$0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
$1,439
0.5x
$140
2.0x
$241
1.7x
$1,022
0.5x
SBC
SBL
Residential
Corporate
Debt
Recourse Leverage

1. Recourse leverage by reporting segment is based on the segment recourse debt balance over invested equity in the segment and excludes guaranteed loan financings

13

Financial Snapshot

READY CAPITAL.

Investment Type	Average Carrying Value[(1)]	Gross Yield[(2)]	Average Debt Balance	Debt Cost [(3)]	Levered Yield
SBC Lending and Acquisitions	$ 9,446,032	5.7%	$ 6,949,169	3.3%	12.2%
Small Business Lending	$ 309,665	16.9%	$ 188,786	5.2%	35.3%
Total	**$ 9,755,697**	**6.0%**	**$ 7,137,955**	**3.4%**	**12.5%**

Book Equity Value Metrics		
Common Stockholders' equity	$	1,748,074
Common Stockholders' equity (adjusted)[(5)]	$	1,747,652
Total Common Shares outstanding		114,375,070
Net Book Value per Common Share	$	15.28
Adjusted Net Book Value per Common Share	$	15.28

Loan Portfolio Metrics [(4)]	
% Fixed vs Floating Rate	16% / 84%
% Originated vs Acquired	75% / 25%
Weighted Average LTV - SBC	65%
Weighted Average LTV - SBA	89%

Q2 2022 Earnings Data Metrics	
Net income | Distributable earnings	$58,965 | $60,102
Earnings per share - Basic and diluted	$0.47 | $0.45
Distributable Earnings per share - Basic and diluted	$0.48 | $0.46
Return on Equity per Common Share	12.8%
Distributable Return on Equity per Common Share	13.1%
Dividend Yield [(6)]	14.1%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	926,364
SBA servicing rights- carrying value	$	21,670
Multi-family servicing rights - UPB	$	4,624,421
Multi-family servicing rights - carrying value	$	63,188
Residential servicing rights - UPB	$	11,722,925
Residential servicing rights - carrying value	$	168,653

1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 6/30/2022 on an annualized basis.
4. Excludes loans, held for sale, at fair value
5. Excludes the equity component of our 2017 convertible note issuance.
6. Q2 Dividend yield for the period is based on the 6/30/2022 closing share price of $11.92

14

APPENDIXAdditional Financial Information

Balance Sheet by Quarter

(In Thousands)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022
Assets					
Cash and cash equivalents	$ 200,723	$ 209,769	$ 229,531	$ 211,369	$ 127,939
Restricted cash	57,118	52,692	51,569	56,963	64,746
Loans, net	2,222,284	2,384,497	2,915,446	4,062,335	3,907,321
Loans, held for sale, at fair value	470,184	549,917	552,935	523,214	469,442
Payment protection program loans, net	2,178,586	1,784,826	870,352	554,656	389,189
Mortgage backed securities, at fair value	260,110	117,681	99,496	93,259	40,648
Loans eligible for repurchase from Ginnie Mae	173,437	149,723	94,111	82,975	54,784
Investment in unconsolidated joint ventures	86,994	125,547	141,148	149,475	224,220
Investments held to maturity	—	—	—	57,285	50,618
Purchased future receivables, net	7,213	6,567	7,872	8,753	8,704
Derivative instruments	6,600	6,180	7,022	36,852	46,530
Servicing rights	145,265	171,106	204,599	244,143	253,511
Real estate owned, held for sale	71,267	70,643	42,288	119,207	119,557
Other assets	120,214	196,827	172,098	186,089	183,887
Assets of consolidated VIEs	2,976,897	3,438,423	4,145,564	5,089,669	5,996,219
Total Assets	**$ 8,976,892**	**$ 9,264,398**	**$ 9,534,031**	**$ 11,476,244**	**$ 11,937,315**
Liabilities					
Secured borrowings	1,703,034	2,044,069	2,517,600	3,274,324	3,212,383
Paycheck Protection Program Liquidity Facility (PPPLF) borrowings	2,286,624	1,945,883	941,505	627,445	427,759
Securitized debt obligations of consolidated VIEs, net	2,309,217	2,676,265	3,214,303	3,864,150	4,533,789
Convertible notes, net	112,684	112,966	113,247	113,531	113,818
Senior secured notes and Corporate debt, net	513,494	513,889	783,852	788,572	907,699
Guaranteed loan financing	363,955	348,774	345,217	332,398	304,158
Contingent consideration	—	12,400	16,400	92,148	92,548
Liabilities for loans eligible for repurchase from Ginnie Mae	173,437	149,723	94,111	82,975	54,784
Derivative instruments	3,717	—	410	2,620	1,303
Dividends payable	33,968	33,564	34,348	51,161	51,185
Loan participations sold	—	—	—	56,386	53,544
Due to third parties	—	—	668	38,846	24,737
Accounts payable and other accrued liabilities	180,018	189,194	183,411	184,592	189,182
Total Liabilities	**$ 7,680,148**	**$ 8,026,727**	**$ 8,245,072**	**$ 9,509,148**	**$ 9,966,889**
Preferred stock Series C	8,361	8,361	8,361	8,361	8,361
Stockholders' Equity					
Preferred stock	209,619	111,378	111,378	111,378	111,378
Common stock	7	7	8	11	11
Additional paid-in capital	1,090,162	1,115,471	1,161,853	1,723,099	1,723,580
Retained earnings	(23,105)	(10,395)	8,598	21,661	27,298
Accumulated other comprehensive income (loss)	(7,157)	(6,276)	(5,733)	(4,704)	(2,815)
Total Ready Capital Corporation equity	1,269,526	1,210,185	1,276,104	1,851,445	1,859,452
Non-controlling interests	18,857	19,125	4,494	107,290	102,613
Total Stockholders' Equity	**$ 1,288,383**	**$ 1,229,310**	**$ 1,280,598**	**$ 1,958,735**	**$ 1,962,065**
Total Liabilities and Stockholders' Equity	**$ 8,976,892**	**$ 9,264,398**	**$ 9,534,031**	**$ 11,476,244**	**$ 11,937,315**
Adjusted Book Value per Share	**$ 14.87**	**$ 15.06**	**$ 15.35**	**$ 15.21**	**$ 15.28**

16

17Statement of Income by Quarter

Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

(In thousands, except share data)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Net Income	**$ 30,904**	**$ 46,535**	**$ 53,588**	**$ 64,263**	**$ 58,965**
Reconciling items:					
Unrealized (gain) loss on mortgage servicing rights	$ 4,699	$ (147)	$ (6,119)	$ (32,599)	$ 16
Impact of ASU 2016-13 on accrual loans	4,035	(1,329)	845	1,968	(2,110)
Non-recurring REO impairment	510	(10)	(1,441)	1,567	700
Merger transaction costs and other non-recurring expenses	2,971	5,485	5,036	6,655	3,248
Total reconciling items	$ 12,215	$ 3,999	$ (1,679)	$ (22,409)	$ 1,854
Distributable earnings before income taxes	**$ 43,119**	**$ 50,534**	**$ 51,909**	**$ 41,854**	**$ 60,819**
Income tax adjustments	(1,691)	(1,169)	626	7,009	(717)
Distributable earnings	**$ 41,428**	**$ 49,365**	**$ 52,535**	**$ 48,863**	**$ 60,102**
Less: Distributable earnings attributable to non-controlling interests	$ 595	$ 802	$ 364	$ 589	$ 2,929
Less: Income attributable to participating shares	392	445	377	413	413
Less: Dividends on preferred stock	3,224	1,999	1,999	1,999	1,999
Distributable earnings attributable to Common Stockholders	**$ 37,217**	**$ 46,119**	**$ 49,795**	**$ 45,862**	**$ 54,761**
Distributable earnings per share- basic	**$ 0.52**	**$ 0.64**	**$ 0.67**	**$ 0.52**	**$ 0.48**
Weighted average common shares outstanding	**71,221,806**	**71,618,168**	**74,163,951**	**87,707,281**	**114,359,026**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) any unrealized current non-cash provision for credit losses on accrual loans
v) any unrealized gains or losses on de-designated cash flow hedges
vi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company's small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company's residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

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